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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                         August 1, 2002 (August 1, 2002)
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               (Date of Report) (Date of earliest event reported)

                            BEVERLY ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     1-9550
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                            (Commission File Number)

                                   62-1691861
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                        (IRS Employer Identification No.)

                            One Thousand Beverly Way
                              Fort Smith, AR 72919
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                    (Address of principal executive offices)

                                 (501) 201-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.    OTHER EVENTS

Beverly Enterprises, Inc. announced on August 1, 2002, in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, that it has settled an investigation by the State of California concerning patient care issues at certain California facilities.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  Exhibit 99.1 - Press Release dated August 1, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BEVERLY ENTERPRISES, INC.


Date:  August 1, 2002

                                    By: /s/ PAMELA H. DANIELS
                                        Pamela H. Daniels
                                        Senior Vice President, Controller and
                                        Chief Accounting Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
99.1            Press Release dated August 1, 2002